UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 9, 2000


                  TPI Land Development III Limited Partnership
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Arizona                       33-2121                     86-054040
------------------------     ------------------------      ---------------------
(State of incorporation)     (Commission File Number)      (IRS Employer ID No.)


2944 N. 44th Street, Suite 200, Phoenix, Arizona                        85018
------------------------------------------------                      ----------
    (Address of principal executive offices)                          (Zip Code)


                                 (602) 955-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1: CHANGES IN CONTROL OF REGISTRANT - N/A

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS - N/A

ITEM 3: BANKRUPTCY OR RECEIVERSHIP

     The Final Decree was filed on April 5, 2000, effective date of March 31, 2000, in the United States Bankruptcy Court in and for the District of Arizona, Case No. B95-05828-PHX-CGC, Chapter 11. The number of units issued and outstanding is 19,789 units.

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT - N/A

ITEM 5: OTHER EVENTS - N/A

ITEM 6: RESIGNATIONS OF REGISTRANT'S DIRECTORS - N/A

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     The accompanying audited balance sheet reflects the Partnership's assets and liabilities at their reorganization values, which approximates fair values at the reorganization date. Additionally, prior years deficit was eliminated as a charge to Partner's Capital. See audited report.

                          INDEPENDENT AUDITORS' REPORT


Board of Directors
TPI Land Development III Limited Partnership
Phoenix, Arizona 85018

We have audited the accompanying balance sheet of TPI Land Development III Limited Partnership (the Partnership), as of March 31, 2000. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Partnership as of March 31, 2000, in conformity with generally accepted accounting principles.


/s/ Clancy and Co., P.L.L.C.

Phoenix, Arizona
October 25, 2000

                  TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP
                                  BALANCE SHEET
                                 MARCH 31, 2000


ASSETS

Current Assets
  Cash                                                                $  281,133
  Other Current Assets                                                     1,174
                                                                      ----------
     Total Current Assets                                                282,307

Land Held for Investment Purposes (Note 3)                             5,734,276
                                                                      ----------

Total Assets                                                          $6,016,583
                                                                      ==========

LIABILITIES AND PARTNERS' CAPITAL

Current Liabilities
  Accounts Payable                                                    $   51,768
  Accrued Liabilities (Note 3)                                            56,303
                                                                      ----------
     Total Current Liabilities                                           108,071

Partners' Capital                                                      5,908,512
                                                                      ----------

     Total Liabilities and Partners' Capital                          $6,016,583
                                                                      ==========

    The accompanying notes are an integral part of this financial statement.

                  TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP
                        NOTES TO THE FINANCIAL STATEMENT
                                 MARCH 31, 2000


NOTE 1 - ORGANIZATION

     TPI Land Development III Limited Partnership (the Partnership) is a limited partnership formed during 1986 under the laws of the State of Arizona for a term of fifteen (15) years, expiring on December 31, 2001. The Partnership reached impound on May 27, 1986. The offering period for the Partnership ended December 31, 1987, after receiving and accepting $9,939,500, or 19,879 units from limited partners.

     The Partnership was formed to acquire property for investment and appreciation purposes. The Partnership intends to sell a portion or all of the properties in the future for partnership liquidation purposes. If the Partnership is not terminated prior to December 31, 2001, it shall cease to exist on that date.

     The Partnership filed petitions for relief under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court for the District of Arizona on July 6, 1995. Under Chapter 11, certain claims against the Debtor in existence prior to the filing of petitions for relief under the federal bankruptcy laws are stayed while the Debtor continues business operations as Debtor-in-Possession. At the time of the filing, the Partnership owned real property in Maricopa County and Pinal County,
     Arizona, comprised of commercial, industrial, mid-rise office, and multi-family acreage. After the purchase of said real property, both counties suffered significant declines in values of real property for a number of years.

     On May 20, 1997, the Partnership executed Amendment No. 1 to its partnership agreement for the purpose of listing a new general partner, Investors Recovery Group L.L.C., which was filed with the State of Arizona on June 18, 1997.

     On July 29, 1997, the Partnership filed Chapter 11 Plan of Reorganization for the purpose of classification of creditors and provisions for treatment of claims of creditors. The funds necessary to execute and implement this Plan of Reorganization were derived from the sale of real property owned by the Partnership, and cash in bank. The assets cannot be sold without court approval and notice.

     On August 31, 1999, the Partnership filed a First Amended Plan of Reorganization for the purpose of distributing cash held by the Partnership based on each partner's respective ownership interests. The distribution took place immediately upon approval by the court, which was on October 21, 1999. The Partnership deemed abandoned any units of partners that did not negotiate the distribution check by December 31, 1999, which totaled $13,181, or 262 units. Subsequent to December 31, 1999, the Partnership found $4,226, or 84 units, which were reinstated during 2000. The funds necessary to execute and implement this Plan of Reorganization were derived from the sale of real property owned by the Partnership, and an interest bearing cash trust account.

     On March 30, 2000, a Notice of Consummation of Plan of Reorganization and Application for Final Decree was made. On April 5, 2000, the Partnership emerged from bankruptcy pursuant to a confirmed Plan of Reorganization. In accordance with Statement of Position (SOP) 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code," once the Partnership emerges from reorganization, the Partnership qualifies for "fresh start" accounting and reporting. All assets and liabilities are restated to reflect their reorganization values, which approximates fair values at the reorganization date. In addition, the amount of prior retained earnings or deficit is eliminated as a charge to partners' capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     METHOD OF ACCOUNTING

     The Partnership's financial statements are prepared using the accrual method of accounting. CASH AND CASH EQUIVALENTS The Partnership considers all highly liquid debt instruments with a maturity of three months or less when acquired to be cash and cash equivalents.

     CONCENTRATION OF CREDIT RISK

     The Partnership maintains cash balances in excess of $100,000 at a local bank. The balance is insured by the Federal Deposit Insurance Corporation up to $100,000.

     REVENUE RECOGNITION

     The Partnership accounts for real estate sales under the accrual method when certain criteria are met. Under the accrual method, profit is recorded when a sale has been consummated.

     SYNDICATION COSTS

     Syndication costs totaling $31,415 represent commissions incurred on the sale of the limited partnership interest and the costs of preparing the prospectuses, and have been charged against partners' capital. These costs are not deductible for income tax purposes, and upon partnership dissolution, will be allocated proportionately against the remaining partnership interests.

     LAND-RELATED COSTS

     Land-Related Costs not previously allocated to specifically identifiable properties represent commissions, legal expenses, and other expenses incurred during the acquisition of the land. These costs are allocated when a parcel is sold based on the parcel's original contract price as a percentage of total contract prices of all remaining parcels and are included in cost of sales.

     USE OF ESTIMATES

     Preparing financial statements requires management to make estimates and assumptions that effect the reported amounts of assets, liabilities, revenue and expenses. Actual results may differ from these estimates.

     INCOME TAXES

     The Partnership is a limited partnership. As such, all taxable income or losses and available income tax credits are passed from the partnership to the individual partners. It is the responsibility of the individual partners to report the taxable income or losses and tax credits, and to pay any resulting income taxes. Consequently, there is no provision for income taxes included in these financial statements.

     The Partnership is required to file Internal Revenue Service Form 1065, U.S. PARTNERSHIP RETURN OF Income, and to provide its partners with Schedule K-1, PARTNERS' SHARE OF INCOME, CREDITS, DEDUCTIONS, ETC.

     As an incentive to early investment and the purchase of larger numbers of units, limited partners were given a preferred return on their investment. The preferred return clause was deleted in the Amendments to Agreement of Limited Partnership of TPI Land Development III Limited Partnership, dated January 1998. Partners' share of income and loss is allocated to those partners' in proportion to each partner's share of the basis in the Partnership, calculated after special allocations of expenses have been made. If any partner is not a partner for an entire fiscal year or if his capital percentage changed during the year, the share of net profits, net losses, distributions, credits and deductions of the Partnership allocable to such partner is determined consistent with the portion of the year during which he was a partner and by taking into account his varying capital percentages. Any assignment or sale of units is recognized by the Partnership not later than the last day of the calendar quarter following receipt of written notice of such assignment or sale accompanied by copies of all operative documents effecting such assignment or sale.

     All distributions of cash available for distribution, until dissolution of the Partnership, shall be allocated to the limited partners on a pro rata basis in accordance with their respective ownership interests.

     PENDING ACCOUNTING PRONOUNCEMENTS

     It is anticipated that current pending accounting pronouncements will not have an adverse impact on the financial statements of the Partnership.

NOTE 3 - LAND HELD FOR INVESTMENT PURPOSES

     Land Held For Investment Purposes represents costs incurred by the Partnership for the acquisition and holding of land. The following is a summary of real properties:

          (1) 22.1 acres of commercial real property at Baseline and 24th Street, Phoenix, Arizona

          (2) 11.3 acres of commercial real property at Peoria and 79th Avenue, Peoria, Arizona

          (3) 10.22 acres of commercial real property at Baseline Road and 32nd Street, Phoenix, Arizona

          (4) 1.03 acres of commercial real property at Central Avenue and Ludlow, Avondale, Arizona

          (5) 8.5 acres of commercial real property at Van Buren and Central Avenue, Goodyear, Arizona

                                     Land-
                       Cost or      Related                 Fair Market
                        Basis        Costs        Total        Value     Write Down   Adjusted Basis
                        -----       -------       -----        -----     ----------   --------------
               (1)   $ 2,030,417   $ 300,787   $ 2,331,204  $ 2,467,000          --     $2,331,204
               (2)       832,592     123,340       955,932    1,011,746          --        955,932
               (3)     1,139,148     168,754     1,307,902    1,000,000     307,902      1,000,000
               (4)       125,472      18,587       144,059       75,000      69,059         75,000
               (5)     1,302,320     194,126     1,496,446    1,372,140     124,306      1,372,140
                     -----------   ---------   -----------                ---------     ----------
                     $ 5,429,949   $ 805,594   $ 6,235,543                $ 501,267     $5,734,276
                     ===========   =========   ===========                =========     ==========

     The reorganization values of the Partnership's properties were determined in consideration of several factors, such as population and demographic data derived from the 1990 U.S. Census data bank, and by reliance on available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Partnership could realize in current market exchange.

     Additionally, known losses on the sale of property (3) in the amount of $56,303 were accrued and charged to partners' capital so that no loss is recognized on property sales subsequent to the reorganization date. See
     Note 5.

NOTE 4 - COMMITMENTS

     MANAGEMENT FEES. The general partner, Investors Recovery Group L.L.C., has entered into an agreement with Horizon Real Estate Group, Inc., and certain of its affiliates dated September 1996, to provide broker/manager and accounting services for the Partnership. The broker/manager receives the following fees and commissions:

          (1) a monthly asset management fee equal to one twelfth of .75% times the total values of the real property on hand,

          (2) a brokerage services fee equal to five percent (5%) of (a) the selling price of each parcel of the property sold; (b) of the amount of damages actually collected by suit or otherwise if completion of a sale is prevented by the default of the buyer under a purchase and sale agreement; and (c) of the list price of any parcel of property for which the broker/manager has procured a buyer who is ready, willing and able to purchase such parcel at the listed price and upon the listed terms upon Partnership's refusal to sell such parcel,

          (3) a disposition fee of one percent (1%) of the selling price upon the closing of each sale of a portion of the property which occurs while this agreement remains in effect,

          (4) an accounting fee equal to the reasonable hourly charges for the time of its employees spent in performing the accounting services required, not to exceed $10,000 per year. In addition, a tax return preparation fee equal to the reasonable hourly charges for the time of its employees spent in the preparation of the annual income tax returns, not to exceed $7,000 per year, and

          (5) if the broker/manager is required to administer more than one distribution to the partners during a single calendar year, compensation shall be at $35 per hour for its clerical employees. In addition, if any extraordinary professional services are required from the broker/manager beyond the services required by this agreement, compensation shall be at $150 per hour, provided that the broker/manager obtains the Partnership's approval in writing.

     The agreement is dated September 1996 and continues until terminated at any time by written consent of either party.

NOTE 5 - SUBSEQUENT EVENTS

     PROPERTY SALES. As of the date of issuance of these financial statements, the Partnership sold the 10.22 acres of property located at Baseline Road and 32nd Street, Phoenix, Arizona, for $1,000,000, on May 30, 2000. Under the "fresh start" accounting rules, the property was written down in reorganization by $307,902 to its fair market value of $1,000,000. Additionally, known expenses of $56,303 were accrued at reorganization, and no loss was recognized on the sale of the property for book purposes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TPI LAND DEVELOPMENT III LIMITED PARTNERSHIP


By: /s/ Lawrie Porter
    --------------------------------------------
    Lawrie Porter, Managing Member

Date: November 16, 2000
     -------------------------------------------